                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT


         AGREEMENT, dated as of December 14, 1995, by and among the parties identified on the signature pages hereto.

         WHEREAS, each of the parties hereto beneficially owns shares of Common Stock, par value $0.16 2/3 per share ("Common Stock"), or options to purchase shares of Common Stock (collectively, the "Company Securities") of Tesoro Petroleum Corporation, a Delaware corporation; and

         WHEREAS, the parties hereto may be deemed to constitute a "group" with respect to the beneficial ownership of the Company Securities for purposes of Rule 13d-5 and Schedule 13D promulgated by the Securities and Exchange Commission;

         NOW, THEREFORE, the parties hereto agree as follows:

                 1. The parties hereto shall prepare a single statement containing the information required by Schedule 13D with respect to their respective interests in the Company Securities (the "Schedule 13D"), and the
Schedule 13D shall be filed on behalf of each of them.

                 2. Each party hereto shall be responsible for the timely filing of the Schedule 13D and any necessary amendments thereto, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party contained therein, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

                 3. The parties hereby designate Kevin S. Flannery, George F. Baker, Alan Kaufman, James H. Stone and Robert S. Washburn as the Committee for New Management of Tesoro Petroleum Corporation in order to facilitate a concerted action to enhance shareholder value of the Company.

                 4. This Agreement shall continue unless terminated by any party hereto.

                 5. John M. Huggins, Esq. shall be designated as the person authorized to receive notices and communications with respect to the
Schedule 13D and any amendments thereto.

                 6. This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                              /s/ Kevin S. Flannery
                                              ----------------------------
                                              Kevin S. Flannery

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin S. Flannery, his or its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him or it and in his or its name, place and stead, in any and all capacities, to sign the initial and any or all amendments to his or its Schedule 13D, dated December 22, 1995, with respect to the common stock of Tesoro Petroleum Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any national securities exchange and the corporation, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing necessary or appropriate to be done in and about the premises, to all intents and purposes and as fully as he or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                              /s/ Alan Kaufman
                                              ----------------------------
                                              Alan Kaufman

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin S. Flannery, his or its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him or it and in his or its name, place and stead, in any and all capacities, to sign the initial and any or all amendments to his or its Schedule 13D, dated December 22, 1995, with respect to the common stock of Tesoro Petroleum Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any national securities exchange and the corporation, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing necessary or appropriate to be done in and about the premises, to all intents and purposes and as fully as he or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                              /s/ James H. Stone
                                              ----------------------------
                                              James H. Stone

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin S. Flannery, his or its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him or it and in his or its name, place and stead, in any and all capacities, to sign the initial and any or all amendments to his or its Schedule 13D, dated December 22, 1995, with respect to the common stock of Tesoro Petroleum Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any national securities exchange and the corporation, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing necessary or appropriate to be done in and about the premises, to all intents and purposes and as fully as he or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.



                                              /s/ Robert S. Washburn
                                              ----------------------------
                                              Robert S. Washburn

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin S. Flannery, his or its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him or it and in his or its name, place and stead, in any and all capacities, to sign the initial and any or all amendments to his or its Schedule 13D, dated December 22, 1995, with respect to the common stock of Tesoro Petroleum Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any national securities exchange and the corporation, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing necessary or appropriate to be done in and about the premises, to all intents and purposes and as fully as he or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.



                                              /s/ Alan Kaufman
                                              ----------------------------
                                              Alan Kaufman

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin S. Flannery, his or its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him or it and in his or its name, place and stead, in any and all capacities, to sign the initial and any or all amendments to his or its Schedule 13D, dated December 22, 1995, with respect to the common stock of Tesoro Petroleum Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any national securities exchange and the corporation, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing necessary or appropriate to be done in and about the premises, to all intents and purposes and as fully as he or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.

                                              KAUFMAN CHILDREN'S TRUST


                                              By: /s/ Alan Kaufman
                                              ----------------------------
                                              Name:    Alan Kaufman
                                              Title:   Trustee

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin S. Flannery, his or its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him or it and in his or its name, place and stead, in any and all capacities, to sign the initial and any or all amendments to his or its Schedule 13D, dated December 22, 1995, with respect to the common stock of Tesoro Petroleum Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any national securities exchange and the corporation, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing necessary or appropriate to be done in and about the premises, to all intents and purposes and as fully as he or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.

                                              ROBERT S. AND SUZANNE P. WASHBURN
                                              REVOCABLE TRUST


                                              By: /s/ Robert S. Washburn
                                              ----------------------------
                                              Name:    Robert S. Washburn
                                              Title:   Co-Trustee

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin S. Flannery, his or its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him or it and in his or its name, place and stead, in any and all capacities, to sign the initial and any or all amendments to his or its Schedule 13D, dated December 22, 1995, with respect to the common stock of Tesoro Petroleum Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any national securities exchange and the corporation, granting unto said attorney-in-fact and agent full power and authority, to do and perform each and every act and thing necessary or appropriate to be done in and about the premises, to all intents and purposes and as fully as he or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.

                                             ROBERT S. WASHBURN MONEY PURCHASE,
                                             PENSION AND PROFIT SHARING KEOGH
                                             PLAN TRUSTS


                                             By: /s/ Robert S. Washburn
                                             ----------------------------
                                             Name:    Robert S. Washburn
                                             Title:   Trustee

                    SIGNATURE PAGE TO JOINT FILING AGREEMENT

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.



                                                WHELAN MANAGEMENT CORP.
                                                /s/ Kevin S. Flannery
                                                ----------------------------
                                                By:      Kevin S. Flannery
                                                         President